CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 SECTION 906
Exhibit 32
Healthcare Realty Trust Incorporated
Annual Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Healthcare Realty Trust Incorporated (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Emery, Chairman of the Board and Chief Executive Officer of the Company, and I, Scott W. Holmes, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 19, 2014
/s/ DAVID R. EMERY
David R. Emery
Chairman of the Board and Chief Executive Officer

/s/ SCOTT W. HOLMES
Scott W. Holmes
Executive Vice President and Chief Financial Officer